                                                                    EXHIBIT 99.5

                               THIRD AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("Third Amendment") dated as of October 15, 1998 by and among SHAW INDUSTRIES, INC., a corporation organized under the laws of the State of Georgia (the "Borrower"), the Lenders appearing on the signature pages hereof (the "Lenders"), NATIONSBANK, N.A., as Issuing Bank and Administrative Agent and SUNTRUST BANK, ATLANTA, as Documentation Agent.

         WHEREAS, the Borrower, the Lenders, the Issuing Bank and the Agents entered into that certain Amended and Restated Credit Agreement dated as of March 16, 1998, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of August 7, 1998, and that certain Second Amendment to Amended and Restated Credit Agreement dated as of October 6, 1998 (as so amended, the "Credit Agreement"), pursuant to which the Lenders made certain financial accommodations available to the Borrower;

         WHEREAS, the Borrower has requested that the Lenders, the Issuing Bank and the Agents amend the Credit Agreement on the terms and conditions set forth herein; and

         WHEREAS, the Lenders, the Issuing Bank and the Agents are willing to so amend the Credit Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

         Section 1.  Specific Amendments to Credit Agreement.

         (a) The Credit Agreement is hereby amended deleting the defined term "Consolidated EBITDA " contained in Section 1.1 thereof and substituting in lieu thereof the following:

                  " `Consolidated EBITDA' means, with respect to the Borrower and its Subsidiaries for any period of computation thereof, the sum of, without duplication, (a) Consolidated EBIT for such period plus (b) to the extent deducted in determining Consolidated Net Income (i) amortization expense of the Borrower and its Subsidiaries for such period plus (ii) depreciation expense of the Borrower and its Subsidiaries for such period, all in accordance with GAAP; provided, however, that for purposes of calculating Consolidated EBITDA of the Borrower and its Subsidiaries for any period, the Consolidated EBITDA of any Person acquired by, or merged into or consolidated with, the Borrower or its Subsidiaries during such period shall be included on a pro forma basis for such period

         (assuming for purposes of such calculation that the consummation of such acquisition, merger or consolidation in connection therewith occurred on the first day of such period)."

         (b) The Credit Agreement is hereby further amended by adding the following new defined term to Section 1.1 thereof in the appropriate alphabetic order:

                  " `Total Assets' means, at any time of determination, the total consolidated assets of the Borrower and its Subsidiaries, as shown on the consolidated balance sheet of the Borrower most recently delivered to the Administrative Agent and the Lenders pursuant to
         Section 9.1 or 9.2, as applicable; provided, however, that, for purposes of calculating `Total Assets' at any time prior to the delivery to the Agent and the Lenders of the financial statements of the Borrower for the annual fiscal period ending January 2, 1999, `Total Assets' include the assets (including without limitation any related goodwill) acquired by (and at the time of determination owned
         by) the Borrower pursuant to that certain Agreement and Plan of Merger dated as of August 13, 1998, as amended by a First Amendment to Agreement and Plan of Merger dated as of October 6, 1998, among the Borrower, Queen Carpet Corporation, Chessman Acquisition Corp. and the other parties named therein."

         (c) The Credit Agreement is hereby further amended by deleting the defined term "Restricted Payment" contained in Section 1.1 thereof.

         (d) The Credit Agreement is hereby further amended by deleting the text "Sections 10.5. and" contained in the last line of Section 8.8 thereof and substituting in lieu thereof the word "Section".

         (e) The Credit Agreement is hereby further amended by deleting the subsection (b) contained in Section 10.1 thereof and substituting in lieu thereof the following:

                  "(b) Minimum Net Worth. Permit as at the end of each fiscal quarter of the Borrower, its Consolidated Net Worth to be less than the sum of: (i) $510,000,000 plus (ii) 50% of the cumulative positive Consolidated Net Income of the Borrower earned after January 3, 1998 plus (iii) the aggregate net proceeds received by the Borrower and its Subsidiaries from any sale or issuance of any shares, interests, warrants, participations or other equity instruments of the Borrower or its Subsidiaries occurring after January 3, 1998 minus (iv) the aggregate amount of all cash and non-cash consideration paid by the Borrower and its Subsidiaries in connection with any purchase, redemption, retirement or other acquisition of any shares, interests, warrants, participations or other equity instruments of the Borrower and its Subsidiaries occurring after January 3, 1998 in an amount up to, but not to exceed, $150,000,000; it being understood that (1) any equity issuance net proceeds received by, or purchase, redemption, retirement or other acquisition consideration paid to, a Subsidiary from the Borrower or vice-versa shall not be included in determining the amounts described in items (iii) and (iv) above; and (2) for purposes of determining the amount of non-cash consideration paid by Borrower and its Subsidiaries in connection with any purchase, redemption, retirement or other acquisition of any equity instruments, the fair market value of such consideration shall be used or, if such non-cash consideration is in the form of a note or other debt security, the amount of non-cash consideration shall be deemed to be the original principal amount of the note or debt security."

         (e) The Credit Agreement is hereby further amended by deleting subsection (f) contained in Section 10.2 thereof and substituting in lieu thereof the following:

                  "(f) (i) Consolidated Funded Debt incurred by the Borrower after the Effective Date and (ii) Indebtedness owing by Nylon Polymer Company, L.L.C., a Georgia limited liability company ("Nylon Polymer") to SunTrust Bank, Atlanta, N.A. and Wachovia Bank, N.A., as lenders (the "Nylon Polymers Lenders"), in the original principal amounts of $22,500,000 ("Nylon Polymer Term Loan A") and $7,500,000 ("Nylon Polymer Term Loan B"), respectively, pursuant to that certain Term Loan Agreement dated as of September 12, 1997, as amended from time to time, by and among Nylon Polymer, as borrower, the Nylon Polymer Lenders and SunTrust Bank, Atlanta, as Agent; provided, however that the amount of Indebtedness permitted under this subsection (f) shall not (1) at any time exceed 20% of Total Assets and (2) be secured by a Lien on any property or other asset of the Borrower or any of its Subsidiaries;"

         (f) The Credit Agreement is hereby further amended by deleting subsection (j) contained in Section 10.2 thereof and substituting in lieu thereof the following:

                  "(j)     Sold Receivables Indebtedness in an aggregate amount
         at any time outstanding not to exceed $325,000,000."

         (g) The Credit Agreement is hereby further amended by adding the following at the end of clause (vi) contained in Section 10.3 thereof:

         "provided, however, that, in the event the fair market value of the assets, properties, Business Unit or capital stock so purchased or acquired exceeds $100,000,000, the Borrower shall provide the Administrative Agent, at the time of such purchase or acquisition, a certificate executed by the chief financial officer of the Borrower certifying that each of the foregoing conditions in this clause (vi) have been satisfied;"

         (h) The Credit Agreement is hereby further amended by deleting subsection (b) of Section 10.4 thereof and substituting in lieu thereof the following:

                  "(b) Enter into or assume any agreement (other than any Loan Document), or permit any Subsidiary (other than a Receivables Subsidiary) to enter into or assume any agreement (other than any Loan Document), prohibiting the creation or assumption of any Lien upon its properties, whether now owned or hereafter acquired; or"

         (i)      The Credit Agreement is hereby further amended by deleting
Section 10.5 thereof in its entirety and substituting in lieu thereof the following:

                  "Section 10.5. [Reserved]."

         (j) The Credit Agreement is hereby further amended by deleting the "." at the end of clause (viii) contained in Section 10.6 thereof and substituting in lieu thereof the following:

         "; (D) the Board of Directors (or other similar management body) of the Person to be merged or consolidated with or into the Borrower recommends to its shareholders (or other similar equity holders) that such shareholders (or other similar equity holders) approve such merger or consolidation; and (E) immediately after giving effect to such merger or consolidation, the Borrower would, on a pro forma basis, be in compliance with the financial covenants set forth in Section 10.1; provided, further, that, in the event the fair market value of the assets of the Person to be merged or consolidated with or into the Borrower exceeds $100,000,000, the Borrower shall provide the Administrative Agent, at the time of such merger or consolidation, a certificate executed by the chief financial officer of the Borrower certifying that each of the foregoing conditions in this clause (viii) have been satisfied;"

         (k) The Credit Agreement is hereby further amended by deleting Exhibit J thereto in its entirety and substituting in lieu thereof the Exhibit J attached hereto.

         Section 2.  Effectiveness of Amendment.

         This Third Amendment, and the amendments effected hereby, shall be effective only upon the satisfaction of each of the following conditions precedent to effectiveness:

         (a) this Third Amendment shall be executed and delivered by each of the Borrower, the Issuing Bank, the Agents and the Requisite Lenders; and

         (b) the Administrative Agent shall have received a certificate dated the date hereof from the Chief Financial Officer or the Treasurer of the Borrower certifying that, immediately prior to and after giving effect to the amendment contemplated hereby, no Default or Event of Default under the Credit Agreement exists.

         Section 3.  Representations and Warranties.

         (a) In order to induce the Issuing Bank, the Agents and the Lenders to enter into this Third Amendment, the Borrower hereby reaffirms each of the representations and warranties of the Borrower contained in the Credit Agreement as of the date hereof except for either: (i) the occurrence of any event that would render such representations or warranties untrue, but that is expressly permitted by the terms of the Credit Agreement or which would not cause an Event of Default under the Credit Agreement or (ii) the occurrence of any event that would render such representations or warranties untrue but that previously has been disclosed in writing to the Lenders.

         (b) The execution, delivery and performance of this Third Amendment by the Borrower does not require the consent of any other Person under any document, instrument or agreement to which the Borrower is a party or under which the Borrower is bound.

         Section 4.  References to the Credit Agreement.

         Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Third Amendment, and as the same may be further amended, restated, supplemented or otherwise modified from time to time in accordance with Section 13.6 of the Credit Agreement.

         Section 5.  Benefits.

         This Third Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         Section 6.  GOVERNING LAW.

         THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         Section 7.  Effect.

         Except as expressly herein amended, the terms and conditions of the Credit Agreement shall remain in full force and effect without amendment or modification, express or implied.

         Section 8.  Counterparts.

         This Third Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

         Section 9.  Definitions.

         All capitalized terms which are used herein and not otherwise defined herein shall have the meanings given such terms as set forth in the Credit Agreement.

                    [Signatures Contained on Following Page]

  [Signature Page to Third Amendment to Amended and Restated Credit Agreement dated as of October 15, 1998 with Shaw Industries, Inc.]


         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Amended and Restated Credit Agreement to be executed under seal by their duly authorized officers as of the date first above written.

                                  THE BORROWER:

                                  SHAW INDUSTRIES, INC.

                                  By:  /s/
                                          -------------------------------------
                                  Title:
                                          -------------------------------------

                                  THE ADMINISTRATIVE AGENT:

                                  NATIONSBANK, N.A., as Administrative Agent

                                  By:  /s/
                                          -------------------------------------
                                  Title:
                                          -------------------------------------


                                  THE ISSUING BANK:

                                  NATIONSBANK, N.A., as Issuing Bank

                                  By:  /s/
                                          -------------------------------------
                                  Title:
                                          -------------------------------------


                                  THE DOCUMENTATION AGENT:

                                  SUNTRUST BANK, ATLANTA, as
                                  Documentation Agent

                                  By:  /s/
                                          -------------------------------------
                                  Title:
                                          -------------------------------------

   [Signature Page to Third Amendment to Amended and Restated Credit Agreement dated as of October 15, 1998 with Shaw Industries, Inc.]

                                  THE LENDERS:

                                  NATIONSBANK, N.A., as a Lender and Swing
                                  Line Lender

                                  By:  /s/
                                          -------------------------------------
                                  Title:
                                          -------------------------------------


                                  SUNTRUST BANK, ATLANTA

                                  By:  /s/
                                          -------------------------------------
                                  Title:
                                          -------------------------------------


                                  WACHOVIA BANK, N.A.

                                  By:  /s/
                                          -------------------------------------
                                  Title:
                                          -------------------------------------


                                  FIRST UNION NATIONAL BANK

                                  By:  /s/
                                          -------------------------------------
                                  Title:
                                          -------------------------------------


                                  THE FIRST NATIONAL BANK OF CHICAGO

                                  By:  /s/
                                          -------------------------------------
                                  Title:
                                          -------------------------------------

   [Signature Page to Third Amendment to Amended and Restated Credit Agreement dated as of October 15, 1998 with Shaw Industries, Inc.]


                                  THE FUJI BANK, LIMITED, ATLANTA AGENCY

                                  By:  /s/
                                          -------------------------------------
                                  Title:
                                          -------------------------------------


                                  SOUTHTRUST BANK, N.A.

                                  By:  /s/
                                          -------------------------------------
                                  Title:
                                          -------------------------------------


                                  THE BANK OF TOKYO-MITSUBISHI, LTD.

                                  By:  /s/
                                          -------------------------------------
                                  Title:
                                          -------------------------------------


                                  BANQUE NATIONALE DE PARIS, HOUSTON AGENCY

                                  By:  /s/
                                          -------------------------------------
                                  Title:
                                          -------------------------------------


                                  THE LONG-TERM CREDIT BANK OF JAPAN, LTD.

                                  By:  /s/
                                          -------------------------------------
                                  Title:
                                          -------------------------------------

   [Signature Page to Third Amendment to Amended and Restated Credit Agreement dated as of October 15, 1998 with Shaw Industries, Inc.]


                                  THE INDUSTRIAL BANK OF JAPAN, LIMITED, ATLANTA AGENCY

                                  By:  /s/
                                          -------------------------------------
                                  Title:
                                          -------------------------------------

                                    EXHIBIT J

                         FORM OF COMPLIANCE CERTIFICATE


                     For the quarter ending _________, _____


NationsBank, N.A., as Administrative Agent
Independence Center
101 North Tryon Street, 15th Floor
Charlotte, North Carolina 28255-0001
Attention:  Margaret Rhodes, Agency Services

Each of the Lenders a party to
  the Credit Agreement (defined below)

Ladies and Gentlemen:

         Reference is made to that certain Amended and Restated Credit Agreement dated as of March 16, 1998 (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"; capitalized terms used herein, and not otherwise defined herein, shall have their respective defined meanings as set forth in the Credit Agreement) among Shaw Industries, Inc. (the "Borrower"), the Lenders named therein, NationsBank, N.A., as Issuing Bank and Administrative Agent (the "Administrative Agent") and Suntrust Bank, Atlanta, as Documentation Agent.

         Pursuant to Section 9.3 of the Credit Agreement, the undersigned hereby certifies to the Administrative Agent, the Issuing Bank and the Lenders as follows:

         (1) The undersigned is the [Treasurer/Chief Financial Officer/independent public accountant] of the Borrower.

         (2) The undersigned has examined the books and records of the Borrower and has conducted such other examinations and investigations as are reasonably necessary to provide this Compliance Certificate.

         (3) The Borrower is in compliance with Articles 9 and 10 of the Credit Agreement and no Default or Event of Default has occurred and is continuing [for Compliance Certificate delivered by Treasurer or Chief Financial Officer only].

         The undersigned hereby further certifies to the Administrative Agent, the Issuing Bank and the Lenders that the following financial information of the Borrower is true and correct as of the date hereof:

I.     EBIT to Interest Ratio (ss.10.1(a))1

     A.  Consolidated EBIT for Four-Quarter Period:

           Consolidated Net Income                     $
           plus, to the extent deducted in              -----------------
              determining Consolidated Net Income:
                Consolidated Interest Expense          $
                                                        -----------------
                Income Taxes                           $
                                                        -----------------

         Consolidated EBIT:                            $
                                                        =================

     B.  Consolidated Interest Expense for
         Four-Quarter Period:                          $
                                                        -----------------

     C.  EBIT to Interest Ratio (A divided by B):               :1:00                 minimum ratio required: 2.25 to 1.00
                                                        ---------

II.    Minimum Net Worth (ss.10.1(b))

     A.                                                $510,000,000

     B.  Cumulative Positive Consolidated Net Income
         since January 3, 1998:                        $
                                                        -----------------

     C.  50% of Item B                                 $
                                                        -----------------

     D.  Aggregate net proceeds from equity
         issuances after January 3, 1998:              $
                                                        -----------------

     E.  Aggregate consideration paid for equity
         repurchases, etc. after January 3, 1998:      $                  (2)
                                                        -----------------

     F.  Sum of Item A plus C plus D minus E:          $
                                                        -----------------

     G.  Consolidated Net Worth                        $
                                                        =================

     H.  Test - Item G must be greater than
         Item F:                                         yes          no
                                                        -----        ----

--------------------------
(1) Section references contained herein are references to the section of the Credit Agreement requesting the respective financial data.

(2)   Up to maximum amount of $150,000,000.


III.   Consolidated Funded Debt to EBITDA (ss.10.1(c))

     A.  Consolidated Funded Debt Outstanding:        $
                                                       ---------

     B.  Consolidated EBITDA for Four-Quarter Period:

           Consolidated Net Income                    $
           plus, to the extent deducted in             ---------
              determining Consolidated Net Income
                Consolidated Interest Expense, plus   $
                                                       ---------
                Income Taxes, plus                    $
                                                       ---------
                Depreciation, plus                    $
                                                       ---------
                Amortization                          $
                                                       ---------
         Consolidated EBITDA:                         $
                                                       =========

     C.  Consolidated Funded Debt to EBITDA Ratio (A  _____:1:00 maximum ratio
         divided by B):                                          permitted:
                                                                 4.00 to 1.00

IV.    Indebtedness (ss.10.2)

     A.  Capital Lease Debt/Purchase Money Debt
         Outstanding:                                 $
                                                       --------- maximum
                                                                 allowed:
                                                                 $50,000,000


     B.  Consolidated Funded Debt incurred after
         Effective Date plus Indebtedness related to  $
         Nylon Polymer (ss.10.2(f)(iii)):              --------- maximum
                                                                 allowed:
                                                                 [20% of
                                                                 Total Assets]

     C.  Sold Receivables Indebtedness:               $
                                                       --------- maximum
                                                                 allowed:
                                                                 $325,000,000

V.     Year-end Certificate only - Operating Leases
       (ss.10.9)

         Aggregate amount of all rents paid under
         operating leases during fiscal year:         $
                                                       --------- maximum
                                                                 allowed:
                                                                 $100,000,000

VI.    Year-end Certificate only - Investments
       (ss.10.3(vii))

         Aggregate amount of all non-acquisition
         related investments during fiscal year:      $
                                                       --------- maximum
                                                                 allowed:
                                                                 $50,000,000

         Based on the Consolidated Funded Debt to EBITDA Ratio described above in item III.C. above, the undersigned hereby confirms that the facility fee percentage payable pursuant to Section 5.14 of the Credit Agreement for the quarterly period described herein is _____% and the Applicable Margin for LIBOR Loans for such period is ______%.

     -----------------------------------------------------------------------
              Consolidated Funded            Facility Fee  Applicable Margin
               Debt/EBITDA Ratio              Percentage    for LIBOR Loans
     -----------------------------------------------------------------------
     Greater than 3.50 to 1.00                   .25%            0.75%
     -----------------------------------------------------------------------
     Less than or equal to 3.50 to 1.00
        but greater than 3.00 to 1.00            .20%            0.55%
     -----------------------------------------------------------------------
     Less than or equal to 3.00 to 1.00
        but greater than 2.50 to 1.00           .175%            0.45%
     -----------------------------------------------------------------------
     Less than or equal to 2.50 to 1.00
        but greater than 2.00 to 1.00            .15%            0.35%
     -----------------------------------------------------------------------
     Less than or equal to 2.00 to 1.00          .10%            0.22%
     -----------------------------------------------------------------------

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of the day of __________, ____.

                                 By:
                                    ------------------------------------
                                    Title:
                                          ------------------------------